Exhibit 99.1

New Media Announces Authorization of Share Repurchase Program

NEW YORK, N.Y. May 17, 2017 – New Media Investment Group Inc. (“New Media” or the “Company”, NYSE: NEWM) announced today that the Company’s Board of Directors authorized the repurchase of up to $100 million of the Company’s common stock over the next 12 months.

Under the program, the Company may purchase its shares from time to time in the open market or in privately negotiated transactions. The amount and timing of the purchases will depend on a number of factors including the price and availability of the Company’s shares, trading volume, capital availability, Company performance and general economic and market conditions. The Company may also from time to time establish a trading plan under Rule 10b5-1 of the Securities Exchange Act of 1934, or effect one or more tender offers, to facilitate purchases of its shares under this authorization. The stock repurchase program may be suspended or discontinued at any time.

“We believe our current stock price is at a significant discount to the intrinsic value of our company.  We continue to firmly believe in our cash flows that support the dividend, our growth prospects, including our acquisition pipeline, and our long term strategy,” New Media Chief Executive Officer Michael E. Reed said. “This stock repurchase program announced today demonstrates our confidence in the strength of our business and commitment to delivering value to our shareholders.”

About New Media Investment Group Inc.

New Media supports small to mid-size communities by providing locally-focused print and digital content to its consumers and premier marketing and technology solutions for our small and medium businesses partners. The Company is one of the largest publishers of locally based print and online media in the United States as measured by our 130 daily publications.  As of March 26, 2017, the Company operates in over 555 markets across 36 states.  New Media’s portfolio of products, as of March 26, 2017, include over 650 community publications and over 555 websites, serve more than 225,000 business advertising accounts, and reaches over 23 million people on a weekly basis.

For more information regarding New Media and to be added to our email distribution list, please visit www.newmediainv.com.

Forward-Looking Statements

Certain items in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the amount, timing and manner of the Company’s repurchase of its shares pursuant to the stock repurchase program described above and our ability to sustain and grow cash flows and dividends and execute on our operational strategy. These statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties. These and other risks and uncertainties could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond our control. The Company can give no assurance that its expectations will be attained. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could cause actual results to differ from such forward-looking statements, see the risks and other factors detailed from time to time in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Furthermore, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Contact:
Ashley Higgins, Investor Relations
ir@newmediainv.com
 (212) 479-3160

Source: New Media Investment Group Inc.